EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AST SpaceMobile, Inc. (formerly known as New Providence Acquisition Corp.) (the “Company”) on Form 10-K for the annual period ended December 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Abel Avellan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: March 31, 2023

/s/ Abel Avellan
Abel Avellan
Chairman and Chief Executive Officer
Principal Executive Officer